NCI Building Systems, Inc.
Recast of Historical Financial Results for Changes to Reportable Business Segments
(Unaudited)

(In thousands)	Fiscal Three Months Ended				Fiscal Year Ended	Fiscal Three Months Ended				Fiscal Year Ended
	Jan 30, 2016	May 1, 2016	Jul 31, 2016	Oct 30, 2016	Oct 30, 2016	Jan 29, 2017	Apr 30, 2017	Jul 30, 2017	Oct 29, 2017	Oct 29, 2017
Total Sales:
Engineered Building Systems	$148,975	$138,023	$181,029	$204,208	$672,235	$151,263	$162,624	$191,910	$188,183	$693,980
Metal Components	123,353	130,293	166,512	166,532	586,690	134,173	154,895	166,305	181,288	636,661
Insulated Metal Panels	91,199	89,433	105,694	110,001	396,327	95,195	102,937	119,730	123,542	441,404
Metal Coil Coating	73,848	79,829	96,684	95,987	346,348	88,340	86,729	95,261	98,550	368,880
Total sales	437,375	437,578	549,919	576,728	2,001,600	468,971	507,185	573,206	591,563	2,140,925
Less: Intersegment sales	(67,361)	(65,331)	(87,566)	(96,414)	(316,672)	(77,268)	(86,721)	(103,821)	(102,837)	(370,647)
Total net sales	$370,014	$372,247	$462,353	$480,314	$1,684,928	$391,703	$420,464	$469,385	$488,726	$1,770,278

External Sales
Engineered Building Systems	$145,950	$134,454	$175,471	$196,596	$652,471	$145,021	$154,456	$182,164	$178,222	$659,863
Metal Components	102,744	111,748	140,560	139,968	495,020	115,557	133,290	140,639	155,183	544,669
Insulated Metal Panels	81,182	79,882	94,059	92,648	347,771	82,441	86,773	98,026	105,064	372,304
Metal Coil Coating	40,138	46,163	52,263	51,102	189,666	48,684	45,945	48,556	50,257	193,442
Total external sales	$370,014	$372,247	$462,353	$480,314	$1,684,928	$391,703	$420,464	$469,385	$488,726	$1,770,278

Operating Income
Engineered Building Systems	$12,462	$7,193	$19,561	$22,830	$62,046	$6,503	$6,894	$14,948	$13,043	$41,388
Metal Components	9,614	13,071	26,803	21,254	70,742	12,376	19,997	23,276	23,119	78,768
Insulated Metal Panels	5,414	2,782	8,911	7,513	24,620	2,192	19,377	11,468	14,895	47,932
Metal Coil Coating	5,895	6,686	10,531	9,310	32,422	6,706	6,227	7,107	1,419	21,459
Corporate	(18,126)	(19,138)	(22,271)	(21,516)	(81,051)	(17,891)	(20,023)	(22,702)	(19,151)	(79,767)
Total operating income	$15,259	$10,594	$43,535	$39,391	$108,779	$9,886	$32,472	$34,097	$33,325	$109,780

Adjusted Operating Income (1)
Engineered Building Systems	$12,237	$6,415	$19,615	$23,103	$61,370	$8,413	$7,217	$15,889	$13,738	$45,257
Metal Components	9,782	13,503	27,005	21,357	71,647	12,681	19,706	23,188	23,188	78,763
Insulated Metal Panels	5,897	2,986	8,979	7,917	25,779	2,192	10,387	11,711	15,696	39,986
Metal Coil Coating	5,895	6,725	10,531	9,310	32,461	6,706	6,227	7,107	7,419	27,459
Corporate	(17,086)	(18,234)	(21,050)	(20,829)	(77,199)	(17,485)	(19,899)	(21,405)	(18,786)	(77,575)
Total adjusted operating income	$16,725	$11,395	$45,080	$40,858	$114,058	$12,507	$23,638	$36,490	$41,255	$113,890

(1)
The Company discloses a tabular comparison of Adjusted operating income (loss), which is a non-GAAP measure, because it is instrumental in comparing the results from period to period. Adjusted operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statements of operations.

NCI Building Systems, Inc.
Recast of Historical Financial Results for Changes to Reportable Business Segments (continued)
(Unaudited)

(In thousands)	Fiscal Three Months Ended				Fiscal Year Ended	Fiscal Three Months Ended				Fiscal Year Ended
	Jan 30, 2016	May 1, 2016	Jul 31, 2016	Oct 30, 2016	Oct 30, 2016	Jan 29, 2017	Apr 30, 2017	Jul 30, 2017	Oct 29, 2017	Oct 29, 2017
Adjusted EBITDA (2)
Engineered Building Systems	$13,982	$9,789	$21,122	$25,140	$70,033	$10,648	$9,377	$19,435	$15,242	$54,702
Metal Components	10,898	14,820	28,462	22,736	76,916	14,043	21,060	24,509	24,694	84,306
Insulated Metal Panels	10,856	7,126	13,368	12,113	43,463	6,619	14,985	16,016	20,794	58,414
Metal Coil Coating	7,952	8,891	12,747	11,159	40,749	8,843	8,236	9,170	9,484	35,733
Corporate	(14,565)	(15,171)	(17,871)	(17,486)	(65,093)	(13,980)	(16,689)	(18,756)	(16,273)	(65,698)
Total adjusted EBITDA	$29,123	$25,455	$57,828	$53,662	$166,068	$26,173	$36,969	$50,374	$53,941	$167,457

Operating Income Margin
Engineered Building Systems	8.4%	5.2%	10.8%	11.2%	9.2%	4.3%	4.2%	7.8%	6.9%	6.0%
Metal Components	7.8%	10.0%	16.1%	12.8%	12.1%	9.2%	12.9%	14.0%	12.8%	12.4%
Insulated Metal Panels	5.9%	3.1%	8.4%	6.8%	6.2%	2.3%	18.8%	9.6%	12.1%	10.9%
Metal Coil Coating	8.0%	8.4%	10.9%	9.7%	9.4%	7.6%	7.2%	7.5%	1.4%	5.8%
Consolidated	4.1%	2.8%	9.4%	8.2%	6.5%	2.5%	7.7%	7.3%	6.8%	6.2%

Adjusted Operating Income Margin
Engineered Building Systems	8.2%	4.6%	10.8%	11.3%	9.1%	5.6%	4.4%	8.3%	7.3%	6.5%
Metal Components	7.9%	10.4%	16.2%	12.8%	12.2%	9.5%	12.7%	13.9%	12.8%	12.4%
Insulated Metal Panels	6.5%	3.3%	8.5%	7.2%	6.5%	2.3%	10.1%	9.8%	12.7%	9.1%
Metal Coil Coating	8.0%	8.4%	10.9%	9.7%	9.4%	7.6%	7.2%	7.5%	7.5%	7.4%
Consolidated	4.5%	3.1%	9.8%	8.5%	6.8%	3.2%	5.6%	7.8%	8.4%	6.4%

Adjusted EBITDA Margin
Engineered Building Systems	9.4%	7.1%	11.7%	12.3%	10.4%	7.0%	5.8%	10.1%	8.1%	7.9%
Metal Components	8.8%	11.4%	17.1%	13.7%	13.1%	10.5%	13.6%	14.7%	13.6%	13.2%
Insulated Metal Panels	11.9%	8.0%	12.6%	11.0%	11.0%	7.0%	14.6%	13.4%	16.8%	13.2%
Metal Coil Coating	10.8%	11.1%	13.2%	11.6%	11.8%	10.0%	9.5%	9.6%	9.6%	9.7%
Consolidated	7.9%	6.8%	12.5%	11.2%	9.9%	6.7%	8.8%	10.7%	11.0%	9.5%

(2)
The Company's Credit Agreement defines Adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments and stock compensation as well as certain special charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the Term Loan facility, the Company entered into an Asset-Based Lending facility which has substantially the same definition of Adjusted EBITDA except that the ABL facility caps certain special charges. The Company is disclosing Adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.

NCI BUILDING SYSTEMS, INC.
NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
(Unaudited)

Consolidated

(In thousands)	Fiscal Three Months Ended				Fiscal Year Ended
	January 29, 2017	April 30, 2017	July 30, 2017	October 29, 2017	October 29, 2017
Total Net Sales	391,703	420,464	469,385	488,726	1,770,278

Operating Income, GAAP	9,886	32,472	34,097	33,325	109,780
Restructuring and impairment	2,264	315	1,009	1,709	5,297
Strategic development	357	124	1,297	193	1,971
Loss on sale of assets and asset recovery	—	137	—	—	137
Gain on insurance recovery	—	(9,601)	(148)	—	(9,749)
Unreimbursed business interruption costs	—	191	235	28	454
Goodwill impairment	—	—	—	6,000	6,000
Adjusted Operating Income	12,507	23,638	36,490	41,255	113,890

Other income and expense	309	449	1,322	(62)	2,018
Depreciation and amortization	10,315	10,062	10,278	10,664	41,319
Share-based compensation expense	3,042	2,820	2,284	2,084	10,230
Adjusted EBITDA	$26,173	$36,969	$50,374	$53,941	$167,457

Year over year growth, Total Net Sales	5.9%	13.0%	1.5%	1.8%	5.1%
Operating Income Margin	2.5%	7.7%	7.3%	6.8%	6.2%
Adjusted Operating Income Margin	3.2%	5.6%	7.8%	8.4%	6.4%
Adjusted EBITDA Margin	6.7%	8.8%	10.7%	11.0%	9.5%

	Fiscal Three Months Ended				Fiscal Year Ended
	January 30, 2016	May 1, 2016	July 31, 2016	October 30, 2016	October 30, 2016
Total Net Sales	370,014	372,247	462,353	480,314	1,684,928

Operating Income, GAAP	15,259	10,594	43,535	39,391	108,779
Restructuring and impairment	1,510	1,149	778	815	4,252
Strategic development	681	579	819	590	2,669
(Gain)/loss on sale of assets and asset recovery	(725)	(927)	(52)	62	(1,642)
Adjusted Operating Income	16,725	11,395	45,080	40,858	114,058

Other income and expense	(931)	827	(508)	(192)	(804)
Depreciation and amortization	10,747	10,765	10,595	9,815	41,922
Share-based compensation expense	2,582	2,468	2,661	3,181	10,892
Adjusted EBITDA	$29,123	$25,455	$57,828	$53,662	$166,068

Operating Income Margin	4.1%	2.8%	9.4%	8.2%	6.5%
Adjusted Operating Income Margin	4.5%	3.1%	9.8%	8.5%	6.8%
Adjusted EBITDA Margin	7.9%	6.8%	12.5%	11.2%	9.9%

Engineered Building Systems

(In thousands)	Fiscal Three Months Ended				Fiscal Year Ended
	January 29, 2017	April 30, 2017	July 30, 2017	October 29, 2017	October 29, 2017
Total Sales	$151,263	$162,624	$191,910	$188,183	$693,980
External Sales	145,021	154,456	182,164	178,222	659,863

Operating Income, GAAP	6,503	6,894	14,948	13,043	41,388
Restructuring and impairment	1,910	186	941	695	3,732
Loss on sale of assets and asset recovery	—	137	—	—	137
Adjusted Operating Income	8,413	7,217	15,889	13,738	45,257

Other income and expense	(41)	(125)	1,291	(694)	431
Depreciation and amortization	2,276	2,285	2,255	2,198	9,014
Adjusted EBITDA	$10,648	$9,377	$19,435	$15,242	$54,702

Year over year growth, Total sales	1.5%	17.8%	6.0%	(7.8)%	3.2%
Year over year growth, External Sales	(0.6)%	14.9%	3.8%	(9.3)%	1.1%
Operating Income Margin	4.3%	4.2%	7.8%	6.9%	6.0%
Adjusted Operating Income Margin	5.6%	4.4%	8.3%	7.3%	6.5%
Adjusted EBITDA Margin	7.0%	5.8%	10.1%	8.1%	7.9%

	Fiscal Three Months Ended				Fiscal Year Ended
	January 30, 2016	May 1, 2016	July 31, 2016	October 30, 2016	October 30, 2016
Total Sales	$148,975	$138,023	$181,029	$204,208	$672,235
External Sales	145,950	134,454	175,471	196,596	652,471

Operating Income, GAAP	12,462	7,193	19,561	22,830	62,046
Restructuring and impairment	500	149	106	211	966
(Gain)/loss on sale of assets and asset recovery	(725)	(927)	(52)	62	(1,642)
Adjusted Operating Income	12,237	6,415	19,615	23,103	61,370

Other income and expense	(749)	938	(931)	(362)	(1,104)
Depreciation and amortization	2,494	2,436	2,438	2,399	9,767
Adjusted EBITDA	$13,982	$9,789	$21,122	$25,140	$70,033

Operating Income Margin	8.4%	5.2%	10.8%	11.2%	9.2%
Adjusted Operating Income Margin	8.2%	4.6%	10.8%	11.3%	9.1%
Adjusted EBITDA Margin	9.4%	7.1%	11.7%	12.3%	10.4%

Metal Components

(In thousands)	Fiscal Three Months Ended				Fiscal Year Ended
	January 29, 2017	April 30, 2017	July 30, 2017	October 29, 2017	October 29, 2017
Total Sales	$134,173	$154,895	$166,305	$181,288	$636,661
External Sales	115,557	133,290	140,639	155,183	544,669

Operating Income, GAAP	12,376	19,997	23,276	23,119	78,768
Restructuring and impairment	305	129	60	69	563
Gain on insurance recovery	—	(420)	(148)	—	(568)
Adjusted Operating Income	12,681	19,706	23,188	23,188	78,763

Other income and expense	28	52	55	84	219
Depreciation and amortization	1,334	1,302	1,266	1,422	5,324
Adjusted EBITDA	$14,043	$21,060	$24,509	$24,694	$84,306

Year over year growth, Total sales	8.8%	18.9%	(0.1)%	8.9%	8.5%
Year over year growth, External Sales	12.5%	19.3%	0.1%	10.9%	10.0%
Operating Income Margin	9.2%	12.9%	14.0%	12.8%	12.4%
Adjusted Operating Income Margin	9.5%	12.7%	13.9%	12.8%	12.4%
Adjusted EBITDA Margin	10.5%	13.6%	14.7%	13.6%	13.2%

	Fiscal Three Months Ended				Fiscal Year Ended
	January 30, 2016	May 1, 2016	July 31, 2016	October 30, 2016	October 30, 2016
Total Sales	$123,353	$130,293	$166,512	$166,532	$586,690
External Sales	102,744	111,748	140,560	139,968	495,020

Operating Income, GAAP	9,614	13,071	26,803	21,254	70,742
Restructuring and impairment	168	432	202	103	905
Adjusted Operating Income	9,782	13,503	27,005	21,357	71,647

Other income and expense	93	167	92	(27)	325
Depreciation and amortization	1,023	1,150	1,365	1,406	4,944
Adjusted EBITDA	$10,898	$14,820	$28,462	$22,736	$76,916

Operating Income Margin	7.8%	10.0%	16.1%	12.8%	12.1%
Adjusted Operating Income Margin	7.9%	10.4%	16.2%	12.8%	12.2%
Adjusted EBITDA Margin	8.8%	11.4%	17.1%	13.7%	13.1%

Insulated Metal Panels

(In thousands)	Fiscal Three Months Ended				Fiscal Year Ended
	January 29, 2017	April 30, 2017	July 30, 2017	October 29, 2017	October 29, 2017
Total Sales	$95,195	$102,937	$119,730	$123,542	$441,404
External Sales	82,441	86,773	98,026	105,064	372,304

Operating Income, GAAP	2,192	19,377	11,468	14,895	47,932
Restructuring and impairment	—	—	8	683	691
Strategic development	—	—	—	90	90
Gain on insurance recovery	—	(9,181)	—	—	(9,181)
Unreimbursed business interruption costs	—	191	235	28	454
Adjusted Operating Income	2,192	10,387	11,711	15,696	39,986

Other income and expense	35	340	(211)	356	520
Depreciation and amortization	4,392	4,258	4,516	4,742	17,908
Adjusted EBITDA	$6,619	$14,985	$16,016	$20,794	$58,414

Year over year growth, Total sales	4.4%	15.1%	13.3%	12.3%	11.4%
Year over year growth, External Sales	1.6%	8.6%	4.2%	13.4%	7.1%
Operating Income Margin	2.3%	18.8%	9.6%	12.1%	10.9%
Adjusted Operating Income Margin	2.3%	10.1%	9.8%	12.7%	9.1%
Adjusted EBITDA Margin	7.0%	14.6%	13.4%	16.8%	13.2%

	Fiscal Three Months Ended				Fiscal Year Ended
	January 30, 2016	May 1, 2016	July 31, 2016	October 30, 2016	October 30, 2016
Total Sales	$91,199	$89,433	$105,694	$110,001	$396,327
External Sales	81,182	79,882	94,059	92,648	347,771

Operating Income, GAAP	5,414	2,782	8,911	7,513	24,620
Restructuring and impairment	117	176	59	404	756
Strategic development	366	28	9	—	403
Adjusted Operating Income	5,897	2,986	8,979	7,917	25,779

Other income and expense	65	(543)	32	270	(176)
Depreciation and amortization	4,894	4,683	4,357	3,926	17,860
Adjusted EBITDA	$10,856	$7,126	$13,368	$12,113	$43,463

Operating Income Margin	5.9%	3.1%	8.4%	6.8%	6.2%
Adjusted Operating Income Margin	6.5%	3.3%	8.5%	7.2%	6.5%
Adjusted EBITDA Margin	11.9%	8.0%	12.6%	11.0%	11.0%

Metal Coil Coating

(In thousands)	Fiscal Three Months Ended				Fiscal Year Ended
	January 29, 2017	April 30, 2017	July 30, 2017	October 29, 2017	October 29, 2017
Total Sales	$88,340	$86,729	$95,261	$98,550	$368,880
External Sales	48,684	45,945	48,556	50,257	193,442

Operating Income, GAAP	6,706	6,227	7,107	1,419	21,459
Goodwill impairment	—	—	—	6,000	6,000
Adjusted Operating Income	6,706	6,227	7,107	7,419	27,459

Other income and expense	31	—	—	—	31
Depreciation and amortization	2,106	2,009	2,063	2,065	8,243
Adjusted EBITDA	$8,843	$8,236	$9,170	$9,484	$35,733

Year over year growth, Total sales	19.6%	8.6%	(1.5)%	2.7%	6.5%
Year over year growth, External Sales	21.3%	(0.5)%	(7.1)%	(1.7)%	2.0%
Operating Income Margin	7.6%	7.2%	7.5%	1.4%	5.8%
Adjusted Operating Income Margin	7.6%	7.2%	7.5%	7.5%	7.4%
Adjusted EBITDA Margin	10.0%	9.5%	9.6%	9.6%	9.7%

	Fiscal Three Months Ended				Fiscal Year Ended
	January 30, 2016	May 1, 2016	July 31, 2016	October 30, 2016	October 30, 2016
Total Sales	$73,848	$79,829	$96,684	$95,987	$346,348
External Sales	40,138	46,163	52,263	51,102	189,666

Operating Income, GAAP	5,895	6,686	10,531	9,310	32,422
Restructuring and impairment	—	39	—	—	39
Adjusted Operating Income	5,895	6,725	10,531	9,310	32,461

Other income and expense	2	—	2	—	4
Depreciation and amortization	2,055	2,166	2,214	1,849	8,284
Adjusted EBITDA	$7,952	$8,891	$12,747	$11,159	$40,749

Operating Income Margin	8.0%	8.4%	10.9%	9.7%	9.4%
Adjusted Operating Income Margin	8.0%	8.4%	10.9%	9.7%	9.4%
Adjusted EBITDA Margin	10.8%	11.1%	13.2%	11.6%	11.8%

Corporate

(In thousands)	Fiscal Three Months Ended				Fiscal Year Ended
	January 29, 2017	April 30, 2017	July 30, 2017	October 29, 2017	October 29, 2017
Operating Loss, GAAP	$(17,891)	$(20,023)	$(22,702)	$(19,151)	$(79,767)
Restructuring and impairment	49	—	—	262	311
Strategic development	357	124	1,297	103	1,881
Adjusted Operating Loss	(17,485)	(19,899)	(21,405)	(18,786)	(77,575)

Other income and expense	256	182	187	192	817
Depreciation and amortization	207	208	178	237	830
Share-based compensation expense	3,042	2,820	2,284	2,084	10,230
Adjusted EBITDA	$(13,980)	$(16,689)	$(18,756)	$(16,273)	$(65,698)

	Fiscal Three Months Ended				Fiscal Year Ended
	January 30, 2016	May 1, 2016	July 31, 2016	October 30, 2016	October 30 2016
Operating Loss, GAAP	$(18,126)	$(19,138)	$(22,271)	$(21,516)	$(81,051)
Restructuring and impairment	725	353	411	97	1,586
Strategic development	315	551	810	590	2,266
Adjusted Operating Loss	(17,086)	(18,234)	(21,050)	(20,829)	(77,199)

Other income and expense	(342)	265	297	(73)	147
Depreciation and amortization	281	330	221	235	1,067
Share-based compensation expense	2,582	2,468	2,661	3,181	10,892
Adjusted EBITDA	$(14,565)	$(15,171)	$(17,871)	$(17,486)	$(65,093)